SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                  July 2, 2001


                           ONE WORLD ONLINE.COM, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)

             0-31771                                       87-0411771
             -------                                       ----------
      (Commission file number)                (IRS employer identification no.)

4778 North 300 West, Suite 200, Provo, Utah                  84604
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 (Address of principal executive offices)                  (Zip code)


                                 (801) 852-3540
                                 --------------
              (Registrant's telephone number, including area code)



                   This document contains a total of 2 pages.

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Item 9. Regulation FD Disclosure.

         On July 2, 2001, Mr. David Bradford tendered his letter of resignation from the board of directors of One World Online.com, Inc. effective immediately. Mr. Bradford reported that he was resigning for person reasons and not due to any disagreement relating to the policies or procedures of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ONE WORLD ONLINE.COM, INC.




Date: July 2, 2001                         By   /s/ David N. Nemelka
                                               --------------------------------
                                                David N. Nemelka
                                                President, Chief Executive
                                                Officer and Director

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